SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 19, 2000
                                                  -----------------------------

                             PERFECTDATA CORPORATION
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             (Exact name of registrant as specified in its charter)


California                        0-12817                    95-3087593
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(State of other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               identification No.)


110 West Easy Street                Simi Valley              California 93065
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (805) 581-4000
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                      INFORMATION TO BE INCLUDED IN REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

    a. On June 19, 2000, the Board of Directors of the registrant, PerfectData Corporation (the "Company"), which included all members of its Audit Committee voting in the affirmative, authorized that the firm of KPMG LLP be retained to audit the financial statements of the Company for the fiscal year ended March 31, 2000, replacing the firm of Beckman Kirkland & Whitney; however, the firm of Beckman Kirkland & Whitney was retained to continue to prepare and file tax returns for the Company as such firm has been doing. The Board authorized this change because it intends, as previously reported, to seek acquisitions for the Corporation and believed that retention of a national auditing firm would be in the best interests of the Company.

     b. In connection with the audits of the Company for the two prior fiscal years, there was no adverse opinion or a disclaimer of opinion nor was the prior auditors' report qualified or modified as to uncertainty, audit scope, or accounting principles.

     c. During such two prior fiscal years and the subsequent interim period preceding such change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in its report.

     d. There were no "reportable  events," as defined in paragraph (a)(1)(v) of
Item 304 of Regulation S-K, during the two most recent fiscal years as to which the former auditors performed an audit or during the subsequent period preceding the change.

     e. Prior to the engagement of the firm of KPMG LLP, neither the Company nor any one acting on its behalf consulted such accounting firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any disagreements with the prior accountants, as to which there were none as indicated above.


     f. A copy of this Report, as proposed to be filed, was submitted to the newly engaged accountants before its filing with the Securities and Exchange Commission (the "Commission") and such firm was provided with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views or the respects in which it does not agree with the statements made by the Company above. The firm of KPMG LLP has indicated to the Company that no such letter was necessary.

     g. The Company has furnished a copy of the Report to the former accountants and has requested that such firm furnish the Company with a letter addressed to the Commission stating whether such firm agrees with the statements made by the Company in this Report and, if not, stating the respects in which it does not agree. The response of the firm of Beckman Kirkland & Whitney will be filed in an Amendment to this Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereinto duly authorized.



                                            PERFECTDATA CORPORATION
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                                                   (Registrant)

                                            By:  /s/ Irene J. Marino
                                                 ------------------------------
                                                  Irene J. Marino
                                                  Vice President, Finance and
                                                   Chief Financial Officer






June 26, 2000